SMALLCAP World Fund, Inc.
                              333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (757) 670 4818
                               Fax (757) 670 4685


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $109,685
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,283
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,395
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,691
------------------ --------------------------------
------------------ --------------------------------
Total              $114,054
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,252
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $73
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $159
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $57
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $83
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $34
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $841
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $925
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $307
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,592
------------------ --------------------------------
------------------ --------------------------------
Total              $5,323
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3112
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1018
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1276
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3311
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3323
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0872
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0934
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2401
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2991
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1554
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1610
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2592
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3485
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4152
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            358,704
------------------ ----------------------------------
------------------ ----------------------------------
Class B            13,121
------------------ ----------------------------------
------------------ ----------------------------------
Class C            12,105
------------------ ----------------------------------
------------------ ----------------------------------
Class F            5,972
------------------ ----------------------------------
------------------ ----------------------------------
Total              389,902
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,425
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        919
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,956
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        283
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        320
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          267
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          6,315
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,415
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,452
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,861
------------------ ----------------------------------
------------------ ----------------------------------
Total              24,213
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $31.16
----------------------- -------------------------
----------------------- -------------------------
Class B                 $30.23
----------------------- -------------------------
----------------------- -------------------------
Class C                 $30.10
----------------------- -------------------------
----------------------- -------------------------
Class F                 $31.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $31.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $30.55
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $30.56
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $30.91
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $31.04
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $30.66
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $30.67
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $30.88
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $31.09
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $31.26
----------------------- -------------------------